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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                NOVEMBER 24, 1998

                           QUEEN SAND RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



   STATE OF DELAWARE                  0-21179                           75-2615565
(State of incorporation)        (Commission File No.)        (IRS Employer Identification No.)


                                 13760 NOEL ROAD
                                   SUITE 1030
                            DALLAS, TEXAS 75240-7336
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 233-9906


                                  3500 OAK LAWN
                               SUITE 380, L.B. #31
                            DALLAS, TEXAS 75219-4398
          (Former name or former address, if change since last report)



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ITEM 5.  OTHER EVENTS

GENERAL

         On November 24, 1998, pursuant to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of November 10, 1998, among Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and the buyers signatory thereto (the "Buyers"), the Company issued (i) 416,667 shares of the Company's Common Stock to the Buyers (the "Common Shares"), (ii) certain repricing rights (the "Repricing Rights") to acquire additional shares of Common Stock (the "Repricing Common Shares") to the Buyers, (iii) warrants (the "Buyer Warrants") to the Buyers to purchase an aggregate of up to 50,000 shares of Common Stock (the "Warrant Common Shares") and (iv) warrants (the "Placement Agent Warrants") to Jesup & Lamont Securities Corp. and Wellington Capital Corporation, acting as placement agents, to purchase an aggregate of up to 50,000 shares of Common Stock. The aggregate gross consideration for the issuances was $2.5 million. The Company also agreed to register for resale the Common Shares, Repricing Common Shares and Warrant Common Shares pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement"). Initially capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Purchase Agreement filed as
Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein

REPRICING RIGHTS

         Pursuant to the Purchase Agreement, each of the Buyers (or their permitted assignees or successors) may exercise its Repricing Rights and acquire shares of Common Stock in accordance with the following formula (the "Repricing Rate"):

                        (Repricing Price -- Market Price)
         --------------------------------------------------------------
                                  Market Price

         The "Repricing Price" means, (i) during the period beginning on and including the date which is 121 days after the Closing Date and ending on and including the date which is 150 days after the Closing Date, 124% of the Purchase Price, (ii) during the period beginning on and including the date which is 151 days after the Closing Date and ending on and including the date which is 180 days after the Closing Date, 125% of the Purchase Price, (iii) during the period beginning on and including the date which is 181 days after the Closing Date and ending on and including the date which is 210 days after the Closing Date, 126% of the Purchase Price, (iv) during the period beginning on and including the date which is 211 days after the Closing Date and ending on and including the date which is 240 days after the Closing Date, 127% of the Purchase Price and (v) after the date which is 240 days after the Closing Date, 128% of the Purchase Price.

         The "Market Price" means, as of any date of determination, the lowest closing bid price during the fifteen consecutive trading days immediately preceding such date of determination.

         The Repricing Rate is multiplied by the number of Common Shares the Buyer has chosen to reprice in order to determine the number of shares to be issued to the Buyer.

         If the Company fails to issue a stock certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's exercise of the Repricing Rights within three trading days after the Company's or the transfer agent's receipt of the exercise notice, the Company shall pay damages to such holder on each day after the third trading day that such exercise is not effected. The amount of damages shall equal 0.5% of the product of (i) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and (ii) the closing bid price of the Common Stock on the last possible date which the Company could have issued such Common Stock without violating its delivery requirements. In addition, if the Buyer to whom the

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Company has failed to timely deliver the shares is forced to purchase other outstanding shares of Common Stock of the Company in order to cover a sale order by such Buyer (a "Buy-In"), then the Company will be required to pay to such Buyer the positive difference between the price at which the Buyer bought its covering shares and the sale price in respect of the shares sold by it.

         The right of a holder of Repricing Rights to exercise such Repricing Rights is limited as set forth below.

                  (i) Without the prior written consent of the Company, a holder of Repricing Rights shall not be entitled to exercise an aggregate number of Repricing Rights in excess of the number of Repricing Rights which when divided by the number of Repricing Rights purchased by such holder would exceed (A) 0.00 for the period beginning on November 24, 1998 and ending on and including the 120th day thereafter, (B) 0.25 for the period beginning on the 121st day after November 24, 1998 and ending on and including the 150th day after November 24, 1998, (C) 0.50 for the period beginning on and including the 151st day after November 24, 1998 and ending on and including the 180th day after November 24, 1998, (D) 0.75 for the period beginning on the 181st day after November 24, 1998 and ending on and including the 210th day after November 24, 1998, and (E) 1.00 for the period beginning on and including the 211th day after November 24, 1998. This exercise restriction shall cease to apply if a Major Transaction (as defined below) or Triggering Event (as defined below) shall have occurred or been publicly announced or if a registration statement meeting the requirements of the Registration Rights Agreement shall not have been declared effective by the 120th day after November 24, 1998.

                  (ii) As more fully described in the Purchase Agreement, a holder of Repricing Rights shall not be entitled to exercise Repricing Rights in excess of that number of Repricing Rights which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding number of shares of the Common Stock following such exercise. Such restriction is waivable by a holder upon at least 61 days notice. In addition, as more fully described in the Purchase Agreement, a holder of Repricing Rights shall not be entitled to exercise Repricing Rights in excess of that number of Repricing Rights which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding number of shares of the Common Stock following such exercise. Such restriction is waivable by a holder upon at least 61 days notice.

         In addition to the exercise restrictions, a Buyer's right to exercise its Repricing Right terminates automatically on the earlier of (i) if the Initial Common Share with respect to which such Repricing Right was acquired is sold prior to the date which is 121 days after the date on which such Repricing Right was acquired, (ii) if the Initial Common Share with respect to which such Repricing Right was acquired is sold on or after the date which is 121 days after the Closing Date on which such Repricing Right was acquired at a price equal to or greater than the Repricing Price in effect on the date of such sale,
(iii) on the date immediately following the date which is one year after the date of the sale of the Initial Common Share with respect to which such Repricing Right was acquired and (iv) if the Buyer elects to terminate the Repricing Right in lieu of the Company repurchasing such Buyer's related Initial Common Share.

COMPANY REPURCHASE RIGHTS

         Pursuant to the Purchase Agreement, the Company may elect to repurchase Repricing Rights exercised in lieu of issuing Repricing Common Shares upon such exercise if the average closing bid price of the Common Stock for the five day trading period immediately preceding the exercise date of the Repricing Rights is not greater than $5.30. The repurchase price per Repricing Right shall be equal to the product of (i) the Repricing Rate of the Repricing Right on the exercise date and (ii) the last reported sale price of the Common Stock on the exercise date.

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         The Company may also elect to repurchase any or all of the Common
Shares issued to the Buyers and the Repricing Rights associated with such Common Shares at any time prior to the Repricing Rights being exercised. The repurchase price per Repricing Right shall be an amount per Common Share and associated Repricing Right equal to (i) 124% of the Purchase Price, if the repurchase date is prior to the date which is 120 days after the Closing Date and (ii) 128% of the Purchase Price, if the repurchase date is on or after the date which is 120 days after the Closing Date.

HOLDER PUT RIGHTS

         Pursuant to the Purchase Agreement, each holder of Common Shares or Repricing Rights, has the right to require the Company to repurchase all or a portion of such holder's Common Shares or Repricing Rights upon the occurrence of a Major Transaction or a Triggering Event. The repurchase price is equal to
(i) for each Common Share with an associated Repricing Right, the greater of (A) 130% of the Purchase Price and (B) the sum of (i) the Purchase Price and (ii) the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of a notice of repurchase and (y) the last reported sale price of the Common Stock on the delivery date of a notice of repurchase, (ii) for each Repricing Right without the associated Common Share, the product of (A) the Repricing Rate of the Repricing Right on the date such holder's delivery of a notice of repurchase and (B) the last reported sale price of the Common Stock on the date of such holder's delivery of notice of repurchase and (iii) for each Common Share without an associated Repricing Right, 130% of the Purchase Price.

         A "Major Transaction" is deemed to have occurred at such time as any of the following events:

                  (i) the consolidation, merger or other business combination of the Company with or into another person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such surviving entity or entities, or
         (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

                  (ii) the sale or transfer of all or substantially all of the Company's assets; or

                  (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 40% of the outstanding shares of Common Stock.

         A "Triggering Event" is deemed to have occurred at such time as any of the following events:

                  (i) a registration statement in respect of the resale of the Common Shares, Repricing Common Shares and Warrant Common Shares (the "Resale Registration Statement") has not been deemed effective by the Commission on or prior to the 210th day after the Closing Date;

                  (ii) the effectiveness of the Resale Registration Statement lapses for any reason or is unavailable for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten trading days in aggregate (excluding any "blackout" periods permitted by the terms of the Registration Rights Agreement);

                  (iii) the Common Stock is suspended from listing or is delisted from The Nasdaq SmallCap Market or on any subsequent market for a period of five consecutive days, unless such delisting is due to the Company having the Common Stock relisted on a subsequent market within such five day period;

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                  (iv) the Company notifies any holder of Repricing Rights,
         including by way of public announcement, at any time, of its intention not to comply or inability to comply with proper requests for exercise of any Repricing Rights into shares of Common Stock;

                  (v) the Company fails to deliver shares of Common Stock pursuant to the exercise of Repricing Rights within ten days of an exercise date or to pay the amount due in respect of a Buy-In within ten days after notice of such Buy-In is delivered to the Company;

                  (vi) the Company is not required to issue any Repricing Common Shares pursuant to the exercise of Repricing Rights due to certain restrictions imposed under the rules and regulations of The Nasdaq Stock Market or the Company is otherwise unable to issue shares of Common Stock upon delivery of an exercise notice for any reason;

                  (vii) if stockholder approval of the issuance of the securities is required, the Company's stockholders fail to approve the issuance of the shares of Common Stock upon the exercise of Repricing Rights within 135 days of a Proxy Statement Trigger Date (as defined in the Purchase Agreement);

                  (viii) the Company breaches any representation, warranty, covenant or other material term or condition of the Purchase Agreement, the Warrants, the Registration Rights Agreement or the irrevocable transfer agent instructions or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, and such breach, if curable, continues for a period of at least ten days after written notice thereof to the Company; or

                  (ix) a voluntary or involuntary case or proceeding is commenced by or against the Company or a subsidiary under any applicable federal or state bankruptcy, insolvency, reorganization or other similar proceeding (excluding any involuntary proceeding that is dismissed within thirty days of the filing thereof).

         At any time after receipt of a notice from the Company that a Major Transaction is to occur (or, in the event a notice is not delivered at least ten days prior to a Major Transaction), any holder of Common Shares, Repricing Common Shares or Repricing Rights then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights. At any time after the earlier of a holder's receipt of a notice from the Company that a Triggering Event has occurred and such holder becoming aware of a Triggering Event, but in no event later than fifteen business days after a holder's receipt of such notice, any holder of Common Shares, Repricing Common Shares or Repricing Rights then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights. The repurchase price upon the occurrence of a Major Transaction or a Triggering Event is equal to (i) for each Common Share with an associated Repricing Right, the greater of (A) 130% of the Purchase Price and (B) the sum of (I) the Purchase Price and (II) the product of
(x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of notice of repurchase and (y) the last reported sale price of the Common Stock on the date of such holder's delivery of a notice of repurchase,
(ii) for each Repricing Right without the associated Common Share, the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of a notice to repurchase and (y) the last reported sale price of the Common Stock on the date of such holder's delivery of notice of repurchase and
(iii) for each Common Share without an associated Repricing Right, 130% of the Purchase Price.

         The Company shall deliver the applicable repurchase price, in the case of a repurchase pursuant to the occurrence of a Triggering Event, to such holder within five business days after the Company's receipt of a notice of repurchase from the holder and, in the case of a repurchase pursuant to the occurrence of a Major Transaction, the Company shall deliver the applicable repurchase price immediately prior to the consummation of the Major Transaction; provided that if Common Shares are being


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repurchased, the holder's stock certificates shall have been delivered to the
Company; provided further that if the Company is unable to repurchase all of the Common Shares or the Repricing Rights to be repurchased, the Company shall repurchase an amount from each holder on a pro rata basis.

OTHER TERMS OF THE PURCHASE AGREEMENT

         The Purchase Agreement contains customary representations and warranties of the Company for transactions of this type.

         Pursuant to the Purchase Agreement, the Company has agreed, among other things, to abide by certain limitations on the Company's ability to raise equity (the "Capital Raising Limitation"). Until December 31, 1998, the Capital Raising Limitation prohibits the Company and its subsidiaries from entering into any agreement for any equity financing through a structure similar to that set forth in the Purchase Agreement (including any issuance of equity securities of the Company or any subsidiary that are convertible or exchangeable into Common Stock) unless it first delivers a written notice of the future offering to each Buyer and provides each Buyer an option to purchase up to its pro rata portion of the shares to be offered in the future offering. However, the Capital Raising Limitation is limited to up to $2.5 million of future offerings.

         If the Company would be, if all Repricing Rights were exercised on such date required by the rules by the Nasdaq Stock Market, Inc. to obtain the approval of the stockholders of the Company to issue the Repricing Shares upon such exercise, then the Company must within 15 days file proxy materials with the Securities and Exchange Commission relating to such stockholder approval and use its best efforts to obtain as soon as possible, and in any event within 75 days, such stockholder approval. If the Company fails to obtain the approval of the stockholders as described in this paragraph, then the Company shall pay to each Buyer an amount in cash equal to the product of (i) the aggregate Purchase Price paid by such Buyer multiplied by (ii) .025; multiplied by (iii) the quotient of (x) the number of days after the deadline that the stockholder approval is not obtained, divided by (y) 30.

WARRANTS

         Pursuant to the Purchase Agreement, on November 24, 1998 the Company issued the Buyer Warrants to the Buyers. The Buyer Warrants are exercisable for three years commencing November 10, 1998. The Warrants are exercisable for an aggregate of up to 50,000 shares of Common Stock at an exercise price of $6.60 per share. The Buyer Warrants provide for customary adjustments to the exercise price and number of shares to be issued in the event of certain dividends and distributions to holders of Common Stock, stock splits, combinations and mergers. The Buyer Warrants also include customary provisions with respect to, among other things, transfer of the Warrants, mutilated or lost warrant certificates, and notices to holder(s) of the Buyer Warrants.

REGISTRATION RIGHTS AGREEMENT

         At the time of sale, none of the Common Shares, the Repricing Common Shares or the Warrant Common Shares will be registered under the Securities Act and therefore, will be, when issued, "restricted securities." The Company entered into a Registration Rights Agreement dated November 10, 1998 with the Buyers pursuant to which the Buyers are entitled to certain rights with respect to the registration under the Securities Act of the Common Shares, the Repricing Common Shares and the Warrant Common Shares (the "Registrable Securities").

         Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-3 on or before the 60th day following November 24, 1998, the resale of all of the Registrable Securities. The Company is required to use its best efforts to cause such registration statement to become effective as soon as practicable following the filing thereof; but in no event later than the earlier of (i) the 135th day following November 24, 1998 and (ii) the fifth day after the Company learns that the

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Commission will not review the registration statement or that the Commission has no further comments on the registration statement. If the registration statement does not become effective by this date, then the Company is required to make cash payments to the holders of the Registrable Securities equal to 2.0% of the aggregate Purchase Price paid by each holder on the first day of each month during the default. The Registration Rights Agreement also provides for unlimited piggyback registration rights prior to the expiration of the registration period for the Registrable Securities. The Company generally bears the expense of any registration statement, while selling holders generally bear selling expenses such as underwriting fees and discounts. The Registration
Rights Agreement also includes customary indemnification provisions.

PLACEMENT AGENTS

         The Company paid $187,500 cash and issued the Placement Agent Warrants to purchase 50,000 shares of the Company's Common Stock in consideration for Jesup & Lamont Securities Corp. and Wellington Capital Corporation acting as the placement agents in connection with the private equity placements to the Buyers. The terms of the Placement Agent Warrants are substantially similar to those of the Buyer Warrants.


ITEM 7.  EXHIBITS.

         4.1 Form of Warrant dated as of November 10, 1998 for the purchase of shares of Common Stock issued by the Company to the persons named on Schedule A.

         10.1 Securities Purchase Agreement dated as of November 10, 1998 among Queen Sand Resources, Inc. and the buyers signatory thereto.

         10.3 Registration Rights Agreement dated as of November 10, 1998 among the Company and the buyers signatory thereto.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              QUEEN SAND RESOURCES, INC.



Date:   December 3, 1998                      By:    /s/   EDWARD J. MUNDEN
                                                     --------------------------
                                              Name:  Edward J. Munden
                                              Title: Chairman, Chief Executive
                                                     Officer and President




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                                  EXHIBIT INDEX


Exhibit No.       Description

     4.1 Form of Warrant dated as of November 10, 1998 for the purchase of shares of Common Stock issued by the Company to the persons named on Schedule A.

     10.1 Securities Purchase Agreement dated as of November 10, 1998 among Queen Sand Resources, Inc. and the buyers signatory thereto.

     10.3 Registration Rights Agreement dated as of November 10, 1998 among the Company and the buyers signatory thereto.